EXHIBIT 10.10


                            REVOLVING LOAN AGREEMENT

         THIS REVOLVING LOAN AGREEMENT is made and entered into as of the 3RD day of January, 1997, by and between COMPSCRIPT, INC., a Florida corporation, whose address is 1225 Broken Sound Parkway, N.W., Suite A, Boca Raton, Florida 33487 (hereinafter referred to as "Borrower"), and SUNTRUST BANK, SOUTH FLORIDA, N.A., a national banking association, whose address is 501 East Las Olas Boulevard, Fort Lauderdale, Florida (hereinafter referred to as "Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower is a Florida corporation and desires to obtain extensions of credit of up to Five Million and No/100 Dollars ($5,000,000.00) from Lender in order to provide working capital for Borrower's operations; and

         WHEREAS, Lender is willing to extend such credit to Borrower of up to such amount upon the terms and conditions set forth herein (the "Loan"); and

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the loans or extensions of credit heretofore now or hereafter made or to be made for the benefit of Borrower by Lender, the parties do hereby agree as follows:

                                    ARTICLE 1
                            RECITALS AND DEFINITIONS

         1.1 RECITALS. The foregoing recitals are acknowledged by the parties to be true and correct, and are incorporated herein by reference.

         1.2 DEFINITIONS. As used in this Agreement, the terms listed below shall have the following meanings:

                  (a) "ACCOUNT DEBTOR": A party obligated to pay an account receivable to Borrower.

                  (b) "ADVANCE": A disbursement by Lender of a portion of the Loan proceeds to provide working capital for the operations of Borrower or for general corporate purposes in accordance with the terms and provisions of this Agreement.

                  (c) "AGREEMENT" or "LOAN AGREEMENT": This Revolving Loan Agreement.



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                  (d) "BORROWER": COMPSCRIPT, INC., a Florida corporation, whose address is 1225 Broken Sound Parkway, N.W., Suite A, Boca Raton, Florida 33487.

                  (e) "BORROWER'S COUNSEL OPINION LETTER": A letter from Borrower's Counsel, in form and substance reasonably satisfactory to Lender and Lender's Counsel, opining as to certain matters concerning the Loan.

                  (f) "BUSINESS DAYS": Days upon which Lender is open for normal business.

                  (g) "CLOSING": The time of the execution and delivery of this Agreement and all other Loan Documents by Borrower, Co-Borrower, Guarantors and Lender.

                  (h) "CODE": The Internal Revenue Code of 1986, as amended from time to time, and applicable Department of Treasury regulations thereunder.

                  (i) "ELIGIBLE ACCOUNTS RECEIVABLE": Accounts receivable of Borrower and which are less than ninety (90) days past due, less retainages and excluding Medicaid Pending, Medicaid Over the Cap, retail, employee, private insurance (from nursing homes, assisted care living facilities and home health agencies) and related company receivables; provided, however, that: (i) if ten percent (10%) or more of the accounts receivable for an Account Debtor shall be more than ninety (90) days past due, then all accounts receivable for such Account Debtor shall be excluded from Eligible Accounts Receivable; and (ii) eligible Medicaid receivables will be discounted by twenty-five percent (25%) before applying the formula stated above.

                  (j) "ELIGIBLE INVENTORY": Inventory of Borrower purchased from Bergen Brunswig Drug Company ("Bergen"), subject to the continuing commitment by Bergen to accept returns on merchandise as stated in that certain letter dated September 10, 1996, from Bill Harper, Division Manager of Bergen, to Gary Splain, Comptroller of Borrower. Lender reserves the right to have the inventory of Borrower examined at the expense of Borrower at reasonable intervals in order to determine the amount of Bergen inventory which meets return specifications.

                  (k) "EVENT OF DEFAULT": The occurrence of any one or more of the Events of Default described in Article 9 hereof.

                  (l) "FINANCING STATEMENTS": Financing Statements from Borrower and Co-Borrower to Lender to perfect Lender's security interest in the property described in the Security Agreements.

                  (m) "GOVERNMENTAL AUTHORITY": Any federal, state, county, municipal or other governmental department, commission,



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board, bureau, court, agency, or any instrumentality of any other governmental entity.

                  (n) "GOVERNMENTAL REQUIREMENTS": Any law, statute, code, ordinance, order, rule, regulation, judgment, decree, writ, injunction, franchise, permit, certificate, license, authorization, or other direction or requirement of any Governmental Authority now existing or hereafter enacted, adopted, promulgated, entered or issued applicable to the Loan or to Borrower, Co-Borrower or Guarantors.

                  (o) "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" OR "GAAP":
Those principles of accounting set forth in opinions of the Financial Accounting Standards Board of the American Institute of Public Accounts or which have other substantial authoritative support and are applicable in the circumstances as of the date of any report required herein or as of the date of an application of such principles as required herein.

                  (p) "GUARANTOR": Any subsidiary, holding company or corporate affiliate of Borrower which may hereafter be formed which shall, upon formation, guarantee repayment of the Loan.

                  (q) "INDEBTEDNESS": Collectively, all of Borrower's presently existing or hereafter created or assumed obligations for borrowed money, notes payable and drafts accepted representing extensions of credit (whether or not representing obligations for borrowed money), obligations representing the Loan, indebtedness, whether or not assumed, secured or unsecured, or payable out of the proceeds or production from property now or hereafter owned or acquired by Borrower and all other Indebtedness now or hereafter owed by Borrower to Lender.

                  (r) "INITIAL ADVANCE": The first Advance of the Loan proceeds.

                  (s) "LANDLORD'S SUBORDINATION OF LIEN AGREEMENTS":
Subordination Agreements from landlords where Borrower leases business properties subordinating the Landlord's lien at that location to the lien and effect of the Loan.

                  (t) "LEASES: Leases for all locations where Borrower leases property in connection with its business operations.

                  (u) "MATURITY DATE": The Loan shall be due April 30, 1998, with the provision that Lender shall have the right to accelerate the maturity of the Loan, in Lender's sole and absolute discretion, after Lender's review of Borrower's financial statements for fiscal year 1996 (which must be received not later than April 30, 1997). Lender shall exercise this right by delivering written notice to Borrower within thirty (30) days after Lender's receipt of Borrower's financial statements for fiscal year


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1996.  Acceleration shall be effective forty five (45) days after delivery of notice as aforesaid.

                  (v) "NOTE": A Revolving Credit Promissory Note in the amount of Five Million and No/100 Dollars ($5,000,000.00) from Borrower to Lender of even date herewith evidencing the Loan.

                  (w) "PERSON": As the case may be, any corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization and government, or any department or agency of any government.

                  (x) "SECURITY AGREEMENT": The Security Agreement of even date herewith from Borrower to Lender securing the Note and all other indebtedness of Borrower to Lender, and granting a valid first lien on the personal property identified in the Security Agreement.

                  (y) "SUBORDINATION AGREEMENTS": Collectively, those Subordination Agreements of even date herewith, if any, whereunder all related and shareholder debt obligations of Borrower, if any, are subordinated in full to the Indebtedness.

         1.3 OTHER DEFINITIONAL PROVISIONS. (a) The terms "material" and "materially" shall have the meanings ascribed to such terms under Generally Accepted Accounting Principles as such would be applied to the business of Borrower, except as the context shall clearly otherwise set forth; (b) all of the terms defined in this Agreement shall have such defined meanings when used in other documents issued under, or delivered pursuant to, this Agreement, unless the context shall otherwise require; (c) all terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa; (d) accounting terms to the extent not otherwise defined shall have the respective meanings given them under, and shall be construed in accordance with Generally Accepted Accounting Principles; (e) the words "hereby", "hereto", "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (f) the masculine and neuter genders are used herein and whenever used shall include the masculine, feminine and neuter a well; and (g) whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include their heirs, personal representatives, successors and assigns of such parties unless the context shall expressly provide otherwise.

                                    ARTICLE 2
                                    THE LOAN

         2.1 Provided there does not exist an Event of Default and subject to the terms and provisions of this Agreement, Lender will lend or advance for the account of Borrower from time to time, and Borrower may borrow and re-borrow under the Note such amounts as


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may be required to provide working capital for Borrower's operations. The aggregate amounts advanced under the Note at any one time for working capital shall not, however, exceed the lesser of (a) Five Million and No/100 Dollars ($5,000,000.00), or (b) an amount equal to seventy-five percent (75%) of Borrower's Eligible Accounts Receivable PLUS an amount equal to fifty percent (50%) of Borrower's Eligible Inventory.

         2.2 Borrower's obligation to repay the Loan is evidenced by the Note of even date herewith which sets forth the method for payment, rates of interest, and such further terms as are therein set forth.

         2.3 The repayment of the Note and the Indebtedness is to be secured by the following documentation, which documents Borrower shall deliver, or cause to be delivered, to Lender simultaneously with the delivery of the Note:

                  (a) The Security Agreement, in form and substance satisfactory to Lender and Lender's counsel, granting Lender a first security interest in all of Borrower's accounts, inventory, chattel papers, general intangibles, fixtures, furniture, instruments, equipment and personal property now owned or hereafter acquired by Borrower and all proceeds of the foregoing.

                  (b) Financing statements filed in such public offices as Lender and Lender's counsel may deem necessary to perfect a security interest in any of the items referred to in Section 2.3(a).

                  (c) The Subordination Agreements, in form and substance acceptable to Lender and Lender's counsel, subordinating all related and shareholder debt obligations of Borrower to the Indebtedness, to the extent that related or shareholder debt exists.

         2.4 Borrower shall also deliver, or cause to be delivered to Lender simultaneously with the delivery of the Note, the following documents:

                  (a) Borrower's Counsel Opinion Letter, in form and substance reasonably satisfactory to Lender and Lender's Counsel, opining as to certain matters concerning the Loan.

                  (b) Such original policies of liability insurance, worker's compensation insurance and hazard insurance (with fire extended coverage, vandalism and mischief protection) as Lender may reasonably request (or certificates thereof, if acceptable to Lender), naming Lender as certificate holder under the policies of liability insurance and as loss payee under the policies of hazard insurance.


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                  (c) Incumbency Certificate and Corporate Borrowing Resolutions
of the directors of Borrower authorizing the Loan.

                  (d) Certificate of Good Standing evidencing that Borrower is in good standing under the laws of the State of Florida.

                  (e) Certified copy of Articles of Incorporation and By- Laws of Borrower.

                  (f) Certified copies of the Leases in connection with all leased premises of Borrower.

                  (g) Landlord's Subordination of Lien Agreement(s) executed by all landlords at business locations of Borrower subordinating the landlord's lien to the lien and effect of the Loan (except as waived in writing by Lender).

                  (h) Such other documentation as may be required by Lender or Lender's Counsel.

         2.5 The documents set forth in Sections 2.2, 2.3 and 2.4 above, this Agreement and all other documents relating hereto, shall collectively referred to as the "Loan Documents".

                                    ARTICLE 3
                         MANNER OF MAKING LOAN ADVANCES

         3.1 Each Advance to Borrower for working capital shall be made by Lender not later than the next business day following delivery to Lender of proper written request of Borrower stating the principal amount of the Advance requested and all required supporting documentation. Any notice delivered under this section shall be irrevocable and bind Borrower to consummate the Advance.

         3.2 The proceeds of any Advance to Borrower shall, on the date of such Advance, be deposited in immediately available funds in Borrower's demand deposit account with Lender or in such other account with Lender as Borrower may, from time to time, designate in writing to Lender.

                                    ARTICLE 4
                                    INTEREST

         All interest under the Loan shall be computed on the basis of a year containing three hundred sixty (360) days for the actual number of days elapsed. Interest shall be due and payable in accordance with the terms and provisions of the Note, and interest shall accrue at the rate of interest provided in the Note for each Advance thereunder.


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                                    ARTICLE 5
                         CONDITIONS PRECEDENT TO ADVANCE

         5.1 The obligations of Lender to make the Initial Advance and all additional Advances under the Loan are subject to the following conditions precedent:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations, covenants and warranties made by Borrower in this Agreement shall be true and correct on and as of the date of such Advance.

                  (b) NO DEFAULT. There shall be no default, and no event which with notice or lapse of time or both would become such an Event of Default, under this Agreement, the Note, the Security Agreement, or any other Loan Document.

                  (c) DELIVERY OF LOAN DOCUMENTS. All of the Loan Documents shall have been duly executed and delivered to Lender, and the Financing Statements shall have been recorded in the appropriate public offices.

                  (d) DELIVERY OF OTHER DOCUMENTS. Borrower shall have delivered, or caused to be delivered to Lender all other certification or documentation to be executed by Borrower as may be required hereunder or under the Loan Documents or reasonably required by Lender or Lender's counsel pursuant to Lender's rights hereunder or under the other Loan Documents.

                                    ARTICLE 6
                       USE OF LOAN PROCEEDS; MARGIN STOCK

         The proceeds of the Loan shall be used for Borrower's general corporate purposes. Borrower does not own any margin securities and no portion of any Advance will be used for the purpose of reducing or retiring any indebtedness which was originally incurred by Borrower to purchase any margin securities, and neither the making of any and all loans and Advances nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G or U of the Board of Governors of the Federal Reserve Systems of the United States.

                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

         7.1 Borrower represents and warrants to Lender that, so long as credit remains available to Borrower or there is any outstanding balance due under the Note as secured by the Loan Documents:

                  (a) Borrower has the power to engage in all the transactions contemplated by this Agreement and have full corporate power, authority and legal right to execute and deliver, and to comply with its obligations under the Loan Documents, which


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documents constitute the legally binding obligations of Borrower enforceable against Borrower in accordance with its terms.

                  (b) To the best of Borrower's knowledge and belief, there are no suits, actions, or proceedings pending or threatened against or affecting Borrower before or by any court, administrative agency or other Governmental Authority which bring into question the validity of the transactions contemplated hereby or would interfere with the ability of Borrower to comply with the terms hereof.

                  (c) Each of Borrower and Guarantors is in good standing within the State in which it is incorporated and is fully qualified and authorized to do business in such other states as it does business, except where the failure to so qualify would not have a material, adverse effect on the business of Borrower or such Guarantor.

                  (d) Neither the execution nor delivery of any of the Loan Documents, nor any other document relating hereto, will conflict with or result in a breach of any of the provisions of the Articles of Incorporation or By-Laws of Borrower or of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other Governmental Authority, or of any material agreement or other material instrument to which Borrower is a party or by which Borrower is bound or constitute a default under any thereof, or result in the creation or imposition of any lien, charge or encumbrance upon any property of Borrower other than those created under this transaction in favor of Lender.

                  (e) No consent, approval or other authorization of or by any Governmental Authority is required in connection with the execution or delivery by Borrower of the Loan Documents, or compliance with the provisions hereof or thereof.

                  (f) Subject to any limitation stated thereon, all balance sheets, earnings statements and other financial data which have been or shall hereafter be furnished to Lender to induce it to enter into this Agreement or otherwise in connection herewith, do or will fairly represent the financial condition of Borrower as of the dates thereof, and the results of its operations for the period for which the same are furnished to Lender, and have been or will be prepared in accordance with Lender's reasonable requirements, and that all other information, reports and other papers and data furnished to Lender are or will be, at the time the same are so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter. There are no material liabilities of any kind of Borrower as of the date of the most recent financial statements which are not reflected therein. There have been no materially adverse changes in the financial


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condition or operation of Borrower since the date of such financial statements.

                  (g) There exists no default on the part of Borrower under this Agreement, the Note, the Security Agreement, or any of the Loan Documents.

                  (h) Borrower has not dealt with any broker or finder in connection with the Loan, and Borrower hereby agrees to indemnify Lender and to hold Lender harmless of and from any and all claims for broker's or finder's fees or commissions in connection with this Loan, and agree to pay all expenses (including but not limited to attorney's fees and expenses) incurred by Lender in connection with the defense of any action or proceeding brought to collect any such fees and commissions, or otherwise relating to any such broker's claims resulting from or arising out of any claim that Borrower consulted, dealt or negotiated with the person or entity making such brokerage claim.

                  (i) Borrower has filed or caused to be filed all tax returns, which to the knowledge of Borrower such entity is required to file, and has fully paid all taxes shown to be due and payable on said returns or any assessments made against it or its property, and all other taxes, fees, or other charges imposed on it or any of its property by any Governmental Authority. No tax liens have been filed and, to the knowledge of Borrower no claims are being made or may hereafter be asserted with respect to any such taxes, fees or other charges except for (i) those, the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Borrower; and (ii) such failures to file or pay such tax liens or claims as could not, in the aggregate, reasonably be expected to have a material adverse effect on the business operations, property or financial or other condition of Borrower, and cannot reasonably be expected to have an adverse effect on the ability of Borrower to perform any of its respective obligations in any material respect under this Agreement, the other Loan Documents, or under any other contractual obligation.

                  (j) All copies of all documents and reports heretofore furnished by or on behalf of Borrower in connection with this Agreement to Lender, are, and those delivered subsequent to the date hereof will be, true and correct copies of the originals of such documents and reports. All matters stated or certified in any written statement, certificate, report or other writing heretofore furnished pursuant to this Agreement by or on behalf of Borrower to Lender are, and all matters stated or certified subsequent to the date hereof will be, true and correct in all material respects as of the date stated or certified. All such documents, reports, statements, writings and certifications shall be in form and detail satisfactory to Lender.


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                                    ARTICLE 8
                              COVENANTS OF BORROWER

         8.1 Borrower shall do, or cause to be done, all of the things necessary to preserve, renew and keep in full force and effect, its corporate existence and its rights, material licenses and material permits shall comply with all laws applicable to it, operate its business in a proper and efficient manner, and substantially as presently operated or proposed to be operated, and at all times shall maintain, preserve and protect all franchises and trade names and preserve all property used or useful in the conduct of its business, and keep the same in good repair, working order and condition, and from time to time make or cause to be made such needed and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly conducted at all times. Nothing herein shall be construed as prohibiting the disposal or replacement by Borrower of property used or useful in the conduct of its business where such disposal or replacement is dictated by sound business judgment exercised in the ordinary course of business.

         8.2 Borrower shall maintain true and correct books and records and shall keep its books and records in accordance with GAAP, and shall furnish, and shall have each Guarantor furnish Lender, with such financial statements and records as may be required by Lender on a yearly and interim basis as set forth in this Article and other parts of this Agreement.

         8.3 Borrower shall properly pay and discharge (a) all taxes, assessments and governmental charges upon or against Borrower or its assets, prior to the date on which penalties are attached thereto, unless, and to the extent, such taxes are being diligently contested in good faith by appropriate proceedings and appropriate reserves therefor have been established; and (b) all lawful claims for labor, materials, supplies, services or anything else which might or could, if unpaid, become a lien or charge upon the properties or assets of Borrower, unless and to the extent only that the same are transferred to bond, being diligently contested in good faith, and by appropriate proceedings and appropriate reserves therefor have been established.

         8.4 Borrower shall, at its expense, comply with all of the insurance requirements set forth in this Agreement and the Security Agreements throughout the term of the Loan.

         8.5 Borrower shall indemnify and hold harmless Lender from any and all loss or damage of whatsoever kind and from any suits, claims, or demands, including, without limitation, Lender's reasonable legal fees and expenses, at all trial and appellate levels, on account of any matter or thing arising out of this Agreement or in connection herewith, or on account of any act or omission to act by Borrower in connection with this Agreement or the Loan. Such indemnity shall not extend to claims or demands


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resulting from the improper action or inaction of Lender. Borrower agrees to pay any and all taxes (other than taxes on or measured by net income of Lender) incurred or payable in connection with the execution and delivery of this Agreement and the Loan, as well as all costs and expenses (including such attorneys' fees as the court deems reasonable and just) incurred by Lender in enforcing this Agreement. Such obligation shall survive repayment of the Loan.

         8.6 Borrower, prior to closing, will deliver to Lender: (i) resolutions certified as true by the Secretary of Borrower authorizing Borrower's participation in connection with the transaction contemplated herein and execution and performance of the Note, (ii) an incumbency certificate of Borrower, (iii) a certificate as to the shareholder interests held in Borrower;
(iv) a certified copy of the Articles of Incorporation and Bylaws of Borrower, and (v) Corporate Certificate of Good Standing of Borrower.

         8.7 Borrower shall: (i) make full and timely payments of the principal and interest due and owing under the Note and the Indebtedness of Borrower to Lender, whether now existing or hereafter arising; (ii) duly comply with all of the terms and covenants contained in each of the Loan Documents; and (iii) at all times maintain the liens and security interest provided for under or pursuant to this Agreement as valid and perfected liens and security interests on the property intended to be covered thereby.

         8.8 Borrower shall promptly notify Lender upon the commencement of any action, suit or claim or counter-claim or proceeding against, or investigation of, Borrower or any Guarantor. Where such action, suit, claim, counterclaim, proceeding or investigation could reasonably be anticipated to have a material adverse effect on the business of Borrower or such Guarantor.

         8.9 Borrower shall promptly notify Lender in writing of (i) any material assessments by any taxing authorities for unpaid taxes as soon as Borrower has knowledge thereof; and, (ii) any alleged default by Borrower in the performance of, or any modification of, any of the terms and conditions contained in any material agreement, mortgage or indenture or instrument to which Borrower is a party, or which is binding upon Borrower and upon any default by Borrower in the payment of any of its indebtedness.

         8.10 Borrower shall provide to Lender monthly aging schedules for Borrower's accounts receivable. Such aging schedules shall be in form and substance acceptable to Lender and shall be provided within twenty (20) days following the month for which they are prepared. The following accounts receivable shall be broken out separately: (i) all receivables for which payment is the responsibility of a long term care facility or home healthcare; (ii) all Medicaid related receivables (excluding Medicaid Pending and Medicaid Over the
Cap); (iii) all private patient receivables for which payment is the responsibility of the individual private


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patients; (iv) all receivables related to mail order operations which are due from third party administrators or insurance companies; and (v) all ineligible accounts receivable (including Medicaid Pending and Medicaid Over the Cap).

         8.11 Borrower shall provide to Lender aging schedules for Borrower's accounts payable as Lender may reasonably request from time to time.

         8.12 Borrower shall provide to Lender monthly inventory certifications for Borrower's inventory. Such certifications shall be in form and substance reasonably acceptable to Lender, shall break out month end inventory purchased from Bergen and shall be provided within twenty (20) days following the month for which they are prepared. Borrower shall promptly provide to Lender such other schedules of inventory as Lender may reasonably request from time to time.

         8.13 Borrower shall provide to Lender quarterly 10Q Reports and quarterly financial statements of Borrower during the term of the Loan. The quarterly financial statements shall be prepared on an internal basis in accordance with GAAP. The quarterly 10Q Reports and financial statements shall be provided to Lender simultaneously with the filing of the 10Q Reports with the Securities and Exchange Commission, but in no event more than fifty-five (55) days following the end of each fiscal quarter of Borrower.

         8.14 Borrower shall provide to Lender annual 10K Reports and audited annual financial statements of Borrower during the term of the Loan. Such financial statements shall be prepared in accordance with GAAP by a certified public accountant(s) acceptable to Lender. The annual 10K Reports and Financial statements shall be provided to Lender within four (4) months following the end of each fiscal year of Borrower. Borrower acknowledges that Borrower's fiscal year ends December 31. Borrower shall also provide supporting schedules to the audited financial statements as requested by Lender. Lender acknowledges that Ernst & Young, the firm of certified public accountants which currently prepares Borrower's financial statements, is acceptable to Lender.

         8.15 Borrower shall provide or cause to be provided to Lender such proforma financial statements and other financial information requested by Lender from time to time during the term of the Loan.

         8.16 Borrower shall cause those schedules, financial statements and other financial information to be supplied pursuant to Sections 8.11 through
8.15 to be certified by the Chief Executive Officer, the Chief Financial Officer or the Secretary/Treasurer of the Borrower as being true and correct.

         8.17 Borrower shall allow Lender, or Lender's designated agent, to enter upon Borrower's premises and inspect Borrower's


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property at reasonable intervals and times. Lender shall provide Borrower with twenty-four (24) hours written notice, except where Borrower is in default under the Loan. All such inspections shall be at Borrower's sole cost and expense.

         8.18 Borrower shall maintain demand deposit operating account(s) with Lender during the term of the Loan, into which funds advanced under the Loan will be deposited.

         8.19 Borrower shall maintain all of its business, company and depository accounts with Lender during the term of the Loan.

         8.20 The ratio of Borrower's debt to tangible net worth shall not exceed 1.50 to 1.00 at any time during the term of the Loan. The ratio of Borrower's debt to tangible net worth shall be calculated by dividing Borrower's total debt by Borrower's net worth less all intangible assets, all calculated in accordance with GAAP.

         8.21 Borrower shall maintain a minimum working capital of not less than Two Million and No/100 ($2,000,000.00) at all times during the term of the Loan. Borrower's working capital shall be calculated by subtracting Borrower's current liabilities from Borrower's current assets, all calculated in accordance with GAAP.

         8.22 The Borrower shall maintain a current ratio of not less than 1.25 to 1.00 at all times during the term of the Loan. Borrower's current ratio shall be calculated by dividing Borrower's current assets by Borrower's current liabilities, all calculated in accordance with GAAP.

         8.23 Borrower shall achieve a debt service coverage ratio of not less than 1.00 to 1.00 by December 31, 1996, and shall thereafter maintain a debt service coverage ratio of not less than 1.35 to 1.00 at all times during the term of the Loan. Borrower's debt service coverage ratio shall be calculated by dividing the sum of Borrower's net income, non-cash charges (including, but not limited to depreciation and amortization), non recurring and reasonable one time acquisition costs, and interest expense by the sum of interest expense, the current portion of long-term debt and the current portion of capital lease obligations, all as calculated in accordance with GAAP.

         8.24 Borrower shall not sell or convey any of its assets, except in the normal and ordinary course of business, including any merger, consolidation or reorganization unless consented to in writing by Lender.

         8.25 Borrower shall not incur any additional indebtedness (other than trade indebtedness incurred in the ordinary course of business and capital leases permitted under the following section) in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) in the aggregate on an annual basis or have more than One Hundred

Thousand and No/100 Dollars ($100,000.00) of additional debt outstanding at any one time during the term of the Loan, or guaranty the obligations of others, except indebtedness to Lender, unless agreed to in writing by Lender.

         8.26 Borrower shall not enter into capital leases aggregating in excess of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) annually without the prior written consent of Lender. No portion of the stated aggregate annual maximum may be carried over from one year to the following year.

         8.27 Borrower acknowledges that the ratios and balances set forth in Sections 8.20 through 8.23, inclusive, and Sections 8.25 and 8.26, shall be tested quarter annually, commencing December 31, 1996.

         8.28 There shall be no loans from Borrower to any shareholders, officers or directors, affiliates, subsidiaries or holding companies of Borrower during the term of the Loan unless agreed to in writing by Lender. Any such loans to which Lender may agree shall be subordinate in full to Borrower's obligations to Lender under the Note and other Loan Documents.

         8.29 Borrower will, within ten (10) days after written request from Lender, furnish a written statement in form satisfactory to Lender, duly acknowledged: (i) setting forth the unpaid principal balance of, and the interest and other sums due on, the indebtedness evidenced by the Note and/or secured by any of the other Loan Documents; (ii) stating whether or not any offsets or defenses exist against the payments due under the Note or any of the other Loan Documents; and (iii) setting forth such other information as Lender may request from time to time.

         8.30 Borrower will notify Lender immediately of any change in the name of Borrower, the principal place of business of Borrower, the office where the books and records of Borrower are kept, or any change in the registered agent of Borrower for the purpose of service of process.

         8.31 Borrower shall use the funds borrowed by Borrower under this Agreement solely for Borrower's general corporate purposes.

         8.32 Borrower shall cause any subsidiary, holding company or affiliate of Borrower which may hereafter be formed to guarantee the payment and performance of the obligations of the Borrower under the Note and the other Loan Documents by causing such entity to execute and deliver to Lender a continuing and unconditional guaranty ("Guaranty") in form and substance acceptable to Lender, upon formation of such entity.

                                    ARTICLE 9
                                HAZARDOUS WASTES

         Borrower expressly represents to Lender that, to the best of Borrower's knowledge, the real property upon which Borrower's business is located, and the improvements thereon, have not in the past been used, are not presently being used, and will not in the future be used for the handling, storage, transportation, or disposal of hazardous or toxic materials. Borrower agrees to indemnify, defend, and hold Lender harmless from and against any loss to Lender, including without limitation, reasonable attorneys' fees incurred by Lender as a result of such past, present or future use, handling, storage, transportation, or disposal of hazardous or toxic materials. Lender, at Lender's sole option, may obtain, at Borrower's expense, a report from a reputable environmental consultant of Lender's choice as to whether the real property and the improvements have been or are presently being used for the handling, storage, transportation, or disposal of hazardous or toxic materials. If the report indicates such past or present use, handling, storage, transportation, or disposal, Lender may require that all violations of law with respect to hazardous or toxic materials be corrected and/or that Borrower obtain all necessary environmental permits before Lender shall fund any Advance under the Loan.

                                   ARTICLE 10
                                EVENTS OF DEFAULT

         Each of the following is an Event of Default:

                  (a) Failure by Borrower to pay any installment of interest or principal under the Note or any other obligation, liability or claim secured by the Security Agreement, as and when the same shall become due;

                  (b) The occurrence of any default under any other term of this Agreement, the Note, the Security Agreement, or any of the other Loan Documents relating hereto or thereto;

                  (c) If any representation or warranty of Borrower hereunder shall prove to be incorrect in any material respect and Borrower knew or should have known such representation or warranty was incorrect at the time it was made;

                  (d) The commencement of levy, execution or attachment proceedings against Borrower or any Guarantor, or the application for or appointment of a liquidator, receiver, custodian, sequester, conservator, trustee, or other similar judicial officer (and such appointment continues for a period of thirty (30) days), or the insolvency, in the bankruptcy or equity sense, of Borrower or any Guarantor;

                  (e) The assignment for the benefit of creditors, or the admission in writing of any inability to pay any debts generally as they become due, or ordering the winding up or liquidation of its affairs, by Borrower or any Guarantor, or the commencement of a case by or against Borrower or any Guarantor, under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar law, state or federal;

                  (f) The determination by Borrower or any Guarantor to request relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state or federal, including without limitation the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for it or for any of its respective property or assets;

                  (g) The entry against Borrower or any Guarantor of one or more final non-appealable judgments or decrees aggregating more than One Hundred Thousand and No/100 Dollars ($100,000.00), in amount;

                  (h) The occurrence of a default by Borrower or any Guarantor in the performance of its obligations under any other loan with Lender and/or any other lender.

                  (i) The occurrence of any change or event which, in Lender's reasonable judgment, impairs any security for the Loan, increases Lender's risk in connection with the Loan or indicates that Borrower or any Guarantor of the Loan may be unable to perform his, her or its material obligations under any Loan Document.

                  (j) The dissolution (either voluntary or involuntary), termination, or liquidation of Borrower or any Guarantor or the merger or consolidation of Borrower or any Guarantor into any other entity without the prior written consent of Lender. The foregoing shall not prohibit a transaction whereunder Compscript-Boca, Inc. shall become a wholly-owned subsidiary of Borrower (as opposed to a majority owned subsidiary), when such transaction could not reasonably be anticipated as having a material adverse effect on the business of Borrower.

                  (k) If Brian A. Kahan should cease to be actively involved in the operations of Borrower as the Chief Executive Officer and Chairman of Borrower without the prior written consent of Lender.

                                   ARTICLE 11
                                    SET-OFFS

         In addition to any other rights Lender may have at law or in equity, if Borrower becomes insolvent, howsoever evidenced, or any Event of Default occurs and is continuing, any Indebtedness from Lender to Borrower and any other accounts or property of Borrower held by Lender, may be set-off and applied towards the payment of the Indebtedness of Borrower under this Agreement (including, but not limited to all Indebtedness evidenced by the Note) to Lender, including, without limitation, any note payable to Lender, whether or not such Indebtedness of Borrower to Lender or any part thereof shall then be due.

                                   ARTICLE 12
                      LENDER'S REMEDIES IN EVENT OF DEFAULT

         12.1 Upon any Event of Default, subject only to any notice requirement and grace period expressly provided in the Note or Security Agreement, Lender shall be entitled to all of its rights or remedies hereunder, at law or in equity and under the Note, the Security Agreement and any other Loan Document, including, without limitation, the right to declare the outstanding principal balance of the Note, the accrued interest thereon, and all other obligations of Borrower to Lender under this Agreement to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Note to the contrary notwithstanding, and Lender's obligation to make any additional Advances hereunder shall be permanently terminated.

         12.2 Lender may proceed directly against any Guarantor, with or without exercising its rights against Borrower and obtain judgment against any such Guarantor, which liability shall be joint and several if there be more than one Guarantor.

         12.3 All of the remedies herein given to Lender or otherwise available to it shall be cumulative and may be exercised concurrently. Failure to exercise any of the remedies herein provided shall not constitute a waiver thereof by Lender, nor shall use of any such remedies prevent the subsequent or concurrent resort to any other remedy or remedies which shall be vested in Lender by this Agreement or at law or in equity. To be effective, any waiver by Lender must be in writing and such waiver shall be limited in its effect to the condition or default specified therein; but no such waiver shall extend to any subsequent condition or default or impair any right consequent thereon.

                                   ARTICLE 13
                                  MISCELLANEOUS

         13.1 Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts, and Lender shall, at all times, be free independently to establish to its satisfaction and in its absolute discretion such existence or non-existence.

         13.2 No part of the Loan will be, at any time, subject or liable to attachment or levy at the suit of any creditor of Borrower or of any other interested party, or at the suit of any contractor, subcontractor, sub-subcontractors or materialman, or any of their creditors.

         13.3 If performance of any provision hereof or any transaction related hereto is limited by law, then the obligation to be performed shall be reduced accordingly, and if any clause or provision herein contained operates or would operate to invalidate this Agreement in part, then the invalid part of said clause or provisions only shall be held for naught as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

         13.4 If Lender shall waive any provisions of the Loan Documents, or shall fail to enforce any of the conditions or provisions of this Agreement, such waiver shall not be deemed to be a continuing waiver, and shall never be construed as such, and Lender shall thereafter have the right to insist upon the enforcement of such conditions or provisions. Furthermore, no provision of this Agreement shall be amended, waived, modified, discharged or terminated except by instrument in writing, signed by the parties hereto.

         13.5 This Agreement and the documents expressly referred to herein embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter. This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing duly executed by the party against which enforcement of such change, waiver, discharge, or termination is sought.

         13.6 All notices given hereunder shall be in writing and addressed as follows:

          (a)      Lender:               SUNTRUST BANK, SOUTH FLORIDA,
                                         N.A.
                                         501 East Las Olas Boulevard
                                         Seventh Floor
                                         Fort Lauderdale, FL  33301
                                         Attention:  David K. Ross

                   with copy to:         Lawrence C. Callaway, III, Esq.
                                         BERGER & DAVIS, P.A.
                                         100 N.E. Third Avenue, Suite 400
                                         Fort Lauderdale, Florida 33301

          (b)      Borrower:             COMPSCRIPT, INC.
                                         1125 Broken Sound Parkway, N.W.
                                         Suite A
                                         Boca Raton, Florida 33487
                   with copy to:         Joel D. Mayersohn, Esq.
                                         Atlas, Pearlman, Trop &
                                         Borkson, P.A.
                                         New River Center, Suite 1900
                                         200 East Las Olas Boulevard
                                         Fort Lauderdale, Florida 33301


         13.7 This Agreement, the Loan Documents and all other documents relating hereto or thereto may be reproduced by Lender, and, Lender may destroy any original documents so reproduced. Borrower agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any jurisdiction or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Lender in the regular course of business) and that any enlargement, facsimile, or further reproduction of said document shall likewise be admissible in evidence.

         13.8 In no event, shall Lender's rights hereunder or under any of the Loan Documents, grant Lender the right to or be deemed to indicate that Lender is in control of the business, management or properties of Borrower, or has power over the daily management functions and operating decisions made by Borrower. Lender is the lender only and shall not be considered a shareholder, joint venturer or partner of Borrower.

         13.9 The headings preceding the text of the sections of this Agreement are used solely for convenience of reference and shall not affect the meaning, construction, or effect of this Agreement.

         13.10 Lender shall have the right at any time to convey or assign the Loan or any portion thereof, and, additionally, shall have the right to sell a participation in the Loan to another lending institution at any time that the Loan is outstanding, in any amount as solely determined by Lender.

         13.11 Borrower shall not assign this Agreement without the prior written consent of Lender, and any assignment in violation hereof shall be of no force and effect and shall constitute an Event of Default herein. Any assignment of this Agreement shall be in Lender's sole discretion. Subject to the previous sentence, this Agreement shall extend to and bind the parties hereto, and their respective successors and assigns.

         13.12 The Loan and the Five Hundred Thousand and No/100 Dollar ($500,000.00) term loan (the "Term Loan") of even date herewith extended by Lender to Borrower are "all inclusive," meaning that, unless Lender should agree to the contrary (a) the acceptance of the Term Loan shall require the acceptance of the Loan and (b) the payment in full of the Loan shall require the payment in full of the Term Loan.

         13.13 This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         LENDER AND BORROWER HEREBY KNOWINGLY VOLUNTARILY AND INTENTIONALLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED OR TO BE EXECUTED IN CONJUNCTION HEREWITH, UNDER ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER PARTY.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

Signed, sealed and delivered in
the presence of:                              BORROWER:

                                              COMPSCRIPT, INC., a Florida
                                              corporation

                                              By: /S/ BRIAN A. KAHAN
                                                  ----------------------------
                                              Name: BRIAN A. KAHAN
                                                    --------------------------
                                              Title: PRESIDENT/CEO
                                                     -------------------------
                                                          [CORPORATE SEAL]



                                              LENDER:

                                              SUNTRUST BANK, SOUTH FLORIDA,
                                              N.A., a national banking
                                              association

                                              By: /S/ DAVID ROSS
                                                  ----------------------------
                                              Name: DAVID ROSS
                                                    --------------------------
                                              Title: ASSISTANT VP
                                                     -------------------------
                                                          [CORPORATE SEAL]

__________ OF _________  )

                                           ) SS:

__________ OF ________   )

         The foregoing instrument was acknowledged before me this
________ day of ____________, 1997, by                       , the

                      of COMPSCRIPT, INC., a Florida corporation,

on behalf of the corporation, who is personally known to me or who
has produced                                 as identification.

                                                              NOTARY PUBLIC

                                      Sign:

                                     Print:

My Commission Expires:                                               (SEAL)

_________ OF _________                   )
                                         ) SS:
_________ OF _________ )

         The foregoing instrument was acknowledged before me this
________ day of ____________, 1997, by                       , the

                      of SUNTRUST BANK, SOUTH FLORIDA, N.A., a

national banking association, on behalf of the corporation, who is personally known to me or who has produced as identification.

                                                              NOTARY PUBLIC

                                      Sign:

                                     Print:

My Commission Expires:                                               (SEAL)

R\FE276920.RLA
4/11/97
97/4787.100/78115

                        REVOLVING CREDIT PROMISSORY NOTE

$5,000,000.00                                                  January 3, 1997


         FOR VALUE RECEIVED, the undersigned, COMPSCRIPT, INC., a Florida corporation (hereafter called "Borrower") with its permanent post office address at 1225 Broken Sound Parkway, N.W., Suite A, Boca Raton, Florida 33487, promises to pay to the order of SUNTRUST BANK, SOUTH FLORIDA, N.A., a national banking association organized and existing under the laws of the United States of America, having its principal place of business at 501 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 (hereafter called "Lender"), at the office of Lender set forth above, or such other place as Lender may direct in writing, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), or such part thereof as shall have been advanced or disbursed to the undersigned and remain unpaid, together with interest as hereinafter provided.

         Interest shall accrue on the outstanding principal balance from the date of each advance hereunder until this Note is paid in full. Unless changed by election hereinafter described, interest shall be a percentage of outstanding principal at an annual rate equal to the "Prime Rate" as announced from time to time by SUNTRUST BANKS OF FLORIDA, INC. Each change in the interest rate shall be effective as of the date upon which the "Prime Rate" is changed. Borrower acknowledges that the Prime Rate is not necessarily the best or lowest rate charged by Lender, but is a reference rate used by Lender in its sole discretion in calculating interest rates to be charged to its customers. Unless changed by election hereinafter described, the rate of interest at the inception hereof shall be eight and one quarter percent (8.25%) per annum. After default, interest shall accrue at the highest rate permitted by law.

         Borrower may, from time to time, elect to change the interest rate accruing under this Note from the Prime Rate to the Adjusted LIBOR Rate (as hereinafter defined). Written notice of such election by Borrower must be delivered to Lender stating date on which interest should begin to accrue at the Adjusted LIBOR Rate (which may not be earlier than the next banking day following the delivery to Lender of Borrower's notice of election). Banking days are Monday through Friday, not including holidays. The date on which interest shall begin to accrue at the Adjusted LIBOR Rate pursuant to Borrower's notice of election is hereinafter referred to as a "Change Date". The change in interest rate shall be effective for the ensuing Interest Period (hereinafter defined) and shall be effective for each succeeding Interest Period unless and until Borrower shall deliver written notice to Lender, at least one

(1) banking day prior to the expiration of an Interest Period, that, upon the expiration of the Interest Period, the interest rate accruing under this Note should be the Prime Rate. If Borrower should give Lender such notice, then, upon expiration of the Interest Period, interest shall again accrue at an annual rate of interest equal to the Prime Rate as announced from time to time by SUNTRUST BANKS OF FLORIDA, INC.

         "Interest Period", as used in the Note, shall mean each period of ninety (90) consecutive calendar days following a Change Date, with the first Interest Period commencing on the Change Date.

         "Adjusted LIBOR Rate", as used in this Note, shall mean, for a particular Interest Period, the applicable LIBOR Rate (as hereinafter defined) plus Two Hundred Fifty (250) basis points.

         "LIBOR Rate", as used in the Note, shall mean the rate of interest per annum equal to the three (3) month London Interbank Offered Rate as published in the "Money Rates" section of The Wall Street Journal. The LIBOR Rate used in determining the Adjusted LIBOR Rate for a particular Interest Period shall be the first three (3) month London Interbank Offered Rate so published during the Interest Period.

         Throughout the term of this Note: (a) interest shall be computed on the basis of a three hundred sixty (360) day year and be paid on the basis of the actual number of days elapsed, as a daily rate, on the principal balance from time to time outstanding; (b) each determination of the interest rate shall be made by the Lender and shall be conclusive, absent manifest error; and (c) the interest rate shall never exceed the Maximum Rate (hereinafter defined).

         The outstanding principal balance as of any day shall be the outstanding principal balance as of the beginning of the day, plus any advances made pursuant to the loan charged to the account on that day (exclusive of interest) and less any payments of principal credited to the account on that day.

         All payments, whether of principal or interest or other sums, received at or prior to 2:00 p.m. on any banking day shall be credited as of that day. All payments, whether of principal or interest or other sums, received after 2:00 p.m. on any banking day, or at any time on any non-banking day, shall be credited as of the next banking day. All payments must be identified by loan number.

         Items deposited with Lender, regardless of whether drawn on Lender or anyone else, do not constitute available funds until the banking day after either final settlement is actually received by the Lender or the time allowed for revocation of any provisional settlement for the item has expired. Failure to have sufficient funds available to cover such payment shall be deemed to be a failure to make a payment when due.

         Interest payments shall be due on the first (1st) day of each consecutive calendar month so long as there is any unpaid indebtedness under this Note, commencing on the first (1st) day of the first (1st) month following the month in which this Note is executed. The total unpaid balance (principal, interest and charges) shall be due April 30, 1998, with the provision that Lender shall have the right to accelerate the maturity of the Loan, in Lender's sole and absolute discretion, after Lender's review of Borrower's financial statements for fiscal year 1996 (which must be received not later than April 30, 1997). Lender may exercise this right by delivering written notice to Borrower within thirty (30) days after Lender's receipt of Borrower's financial status for fiscal year 1996. Acceleration of maturity shall be effective forty five
(45) days after delivery of notice to Borrower as aforesaid.

         Provided there exists no default under the Note, or the Revolving Loan Agreement between Borrower and Lender of even date herewith, the Security Agreement between Borrower and Lender of even date herewith, or any of the other Loan Documents (as defined in the Revolving Loan Agreement), and subject to the terms and provisions of the Revolving Loan Agreement, Lender will lend or advance for the account of Borrower from time to time, and Borrower may borrow and reborrow under the Note, and in accordance with the terms of the Revolving Loan Agreement, such amounts as may be required for Borrower's general corporate purposes. The aggregate amounts advanced and outstanding at any one time under the Note shall not, however, exceed the lesser of (a) FIVE MILLION and NO/100 DOLLARS ($5,000,000.00); or (b) an amount equal to seventy five percent (75%) of Borrower's Eligible Accounts Receivable (as defined in the Revolving Loan Agreement) plus an amount equal to fifty percent (50%) of Borrower's Eligible Inventory (as defined in the Revolving Loan Agreement).

         The payment and performance of this Note is secured by a first security interest in all assets of Borrower, as more particularly set forth in Exhibit "A" to this Note, granted pursuant to the Security Agreement between Borrower and Lender of even date herewith.

         Any payments of principal shall be applied to the reduction of principal, unless the indebtedness evidenced by this Note shall be in default, in which event, all payments received, of whatever nature, shall be first applied to incurred and unpaid charges and fees, then to accrued and unpaid interest, and then to the payment of unpaid principal in such manner as Lender shall elect.

         Borrower shall pay to Lender quarterly, in arrears, at the time and place for payment of interest, a loan fee calculated at one eighth of one percent (.125%) per annum on the unused portion of the loan evidenced by the Note, as such unused portion shall change from time to time. Such loan fee shall be calculated on a 360 day year for the accrued number of days elapsed.

         Anything herein to the contrary notwithstanding, the maximum amount of charges, fees or other payments which may be deemed to be interest to be paid by Borrower shall not exceed the maximum rate permitted by the laws of the State of Florida, as amended from time to time, or by applicable federal law or regulation governing Lender, as amended from time to time, whichever may be greater for any interest payment period (the "Maximum Rate"). All sums in excess of the Maximum Rate shall be applied to the reduction of principal without further agreement or notice. Lender and Borrower have agreed that such sums shall be accepted as a penalty-free prepayment of principal, unless Lender at any time elects by notice in writing to waive or limit collection of any sums in excess of the Maximum Rate, rather than accept those sums as prepayment of principal. Upon demand for payment, any unlawful interest on the payment shall be eliminated.

         This note or any portion thereof may be paid at any time without penalty.

         Time is of the essence hereof. If any payment of principal or of interest on this Note or any other sum due hereunder is not paid as and when the same becomes due, or if any other default shall occur hereunder and such default shall remain uncured after ten (10) days written notice to Borrower (provided that if the default may not reasonably be cured within ten (10) days, and Borrower has promptly commenced cure after notice and diligently pursued such cure, Borrower shall have a greater period of time after notice, not to exceed thirty (30) days, within which to effect cure), or if any default should occur under the Revolving Loan Agreement or any of the other Loan Documents (as defined in the Revolving Loan Agreement), and such default shall continue beyond any applicable cure period provided therein, then the Lender, at its option and without further notice, demand or presentment for payment to the undersigned or others, may declare immediately due and payable the outstanding principal balance of this Note together with all accrued and unpaid interest thereon to the date of default and together with interest thereafter at the Maximum Rate, provided that the default interest rate shall not exceed twenty-five percent (25%) per annum, together with all costs and fees, including reasonable attorney fees and court costs (through and including any and all collection, trial, appellate and administrative procedures) incurred by the Lender in collecting or enforcing payment thereof, and all other sums due hereunder or under the Loan Documents, anything herein or in the Loan Documents to the contrary notwithstanding, all without any relief whatever from any valuation or appraisement laws (to the full extent permitted by law), and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Lender in this Note or in the Loan Documents.

         Borrower shall pay to the Lender a late charge of five percent (5%) of any installment or portion thereof (principal, interest or otherwise) not received in full by the Lender within ten (10) days after the same shall be due to cover the extra expense involved in handling delinquent payments.

         Any notice that must be given Borrower under this Note will be given by hand delivery, nationally recognized overnight courier service, or by mailing same to the Borrower by certified mail, return receipt requested, postage prepaid. All notices will be addressed to Borrower at the addresses set forth in the introductory paragraph of this Note unless Lender is given written notice of a different address given as herein provided.

         Any notice that must be given to the Lender under this Note will be given by hand delivery, nationally recognized overnight courier service, or by mailing it by certified mail, return receipt requested, postage prepaid. All notices will be addressed to the Lender at the address set forth in the introductory paragraph of this Note, unless Borrower is given written notice of a different address as herein provided.

         Borrower and all endorsers, sureties or guarantors hereof (hereafter called "Obligors") waive presentment for payment, demand, notice of dishonor, nonpayment or other default, notice of protest and protest of this note, and do hereby consent to any number of extensions of time, renewals, waivers, modifications, substitutions or releases of collateral, or releases of endorsers, sureties or guarantors hereof, that may be made or granted by Lender with respect to the payment or performance of the provisions of this Note, and consents to the inclusion of additional guarantors, sureties or accommodation parties as Obligors hereunder.

         In the event of default, Borrower and all Obligors agree to pay all costs of collection, including all court costs, other legal expenses, and reasonable attorneys' fees and paralegals' fees, incurred by Lender in consultation or in conjunction with judicial, administrative or arbitration proceedings, through and including any and all collection, trial, appellate and administrative proceedings.

         No delay or omission by Lender in exercising any right shall operate as a waiver of such right or any other right hereunder.

         This note shall be construed under and controlled and governed by the laws of the State of Florida and/or by any laws or regulations of the United States which may be applicable to Lender, if any.

         BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS,


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



CROSS-CLAIMS AND THIRD-PARTY CLAIMS) ARISING IN CONNECTION WITH THIS NOTE, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREIN, AND ALL AND ANY COMBINATION OF THE FOREGOING. BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER NOR THE LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS LOAN, INCLUDING THIS NOTE, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

         IN WITNESS WHEREOF, this note has been duly executed and delivered on the date first above written.

                                          COMPSCRIPT, INC., a Florida
                                          corporation

                                          By:  /S/ BRIAN A. KAHAN
                                              ----------------------------
                                          Name:  BRIAN A. KAHAN
                                                 -------------------------
                                          Title: PRESIDENT/CEO
                                                 -------------------------



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